                TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST

                            Two World Trade Center
                           New York, New York 10048

DEAR SHAREHOLDER:
-----------------------------------------------------------------------------

   After a difficult 1994, the fixed-income market in the United States has staged a rally thus far in 1995, with the economy slowing and inflation subsiding. Between early January and early November, 3- and 30-year U.S. Treasury yields declined by approximately 200 and 150 basis points, respectively. Recently, however, there have been signs of renewed growth in the manufacturing sector, and housing has shown surprising strength. Although the Federal Reserve Board appears to be satisfied with current economic conditions, many analysts anticipate another easing if a workable deficit reduction plan is hammered out in Washington.

   In response to last December's economic crisis, the Mexican government took several important steps this year to strengthen its financial situation. In addition to negotiating an international financial assistance program to resolve short-term liquidity needs, the Zedillo administration adopted an austerity program to prevent a wage-price spiral. Since that time, the monthly rate of inflation has declined. What's more, Mexico generated a trade surplus of $4.4 billion during the first eight months of 1995 -- a big improvement over the $12.1 billion deficit during the same period in 1994. Also, Mexico was able to make an early payment to the United States in the amount of $700 million on the emergency loan obtained earlier in the year.

   Over the past 12 months, the peso has declined more than 50 percent in U.S. dollar terms, moving from 3.4 pesos per dollar to 7.1 pesos per dollar. Benchmark 28-day Mexican Treasury bills (Cetes) yields, which averaged approximately 14 percent in November 1994, peaked at almost 83 percent in March and currently stand at approximately 43 percent. The yield on the Fund's short-term U.S. dollar-linked securities (Tesobonos) peaked in mid-March at 30 percent, and these securities currently trade between 7.75 and 8.25 percent.

   Canada also weathered a number of economic and political challenges over the past 12 months, but the fixed-income market there experienced less volatility than its Mexican counterpart. While the Canadian government has taken some positive steps toward reducing its national deficit, the separatist issue in Quebec has certainly dominated the political scene. The extremely close referendum vote (50 to 49 percent against secession) in October suggests that this issue will persist. The Canadian dollar has experienced some volatility, but is basically unchanged since last year. Interest rates have fallen in Canada, but have lagged the rally experienced in the United States.

   Despite the fixed-income market's strength in 1995, TCW/DW North American Government Income Trust registered a total return of 1.61 percent for the fiscal year ended October 31, 1995. This performance is based on a change in net asset value from $8.89 to $8.33 per share and reinvestment of monthly income dividends totaling approximately $0.66 per share. During the same period the Lehman Brothers Short (1-5) U.S. Government Index posted a total return of 10.25 percent. The divergence between the Fund's performance and that of the Index is attributable to the depth of the price decline of the portfolio's Mexican holdings, which resulted from the unanticipated devaluation last December of the peso. Although Cetes were totally liquidated by mid-January 1995 to avoid the effect of any further volatility, losses were nonetheless incurred by the Fund. For the first 10 months of 1995, however, the Fund outperformed the Index 13.25 to 10.57 percent.

   The accompanying chart illustrates the performance of a $10,000 investment in the Fund from inception (July 31, 1992) through the fiscal year ended October 31, 1995, versus the performance of a similar hypothetical investment in the issues that comprise the Lehman Brothers Short (1-5) U.S. Government Index.


          TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
          GROWTH OF $10,000
                                                      LEHMAN SHORT U.S.
                                                      GOVERNMENT FUNDS
                DATE                    TOTAL                   INDEX

          July 31, 1992                $10,000                $10,000
          October 31, 1992             $10,128                $10,120
          October 31, 1993             $11,075                $10,879
          October 31, 1994             $10,515                $10,846
          October 31, 1995             $10,684 (2)            $11,958


          AVERAGE ANNUAL TOTAL RETURNS

                                1 YEAR          LIFE OF FUND

                                1.61  (1)         2.06 (1)

                                Fund               Lehman (3)

          Past performance is not predictive of future returns.
          ________________________________________

          (1) Figure shown assumes reinvestment of all distributions. There is no sales charge.

          (2) Closing value assuming reinvestment of all distributions and a complete redemption on October 31, 1995.

          (3) The Lehman Brothers Short (1-5) U.S. Government Index measures the performance of all U.S. Government agency and U.S. Treasury securities with maturities of one to five years. The Index is unmanaged and should not be considered an investment.


INVESTMENT SECTORS

   Bearing in mind the problems in Mexico, as of October 31, 1995, the Fund's investment adviser, TCW Funds Management, Inc. (TCW), had geographically allocated approximately 81 percent of the Fund's net assets to the United States and 19 percent to Mexico.

United States

   In the U.S. portion of the portfolio, the investment adviser continues to emphasize high-yielding, high-quality, mortgaged- backed securities, including various types of AAA-related CMOs. Lower volatility in the fixed-income market and greatly improved liquidity have helped the mortgage-backed sector's performance this year. The issuance of collateralized mortgage obligations (CMOs) has fallen to one-tenth of the volume generated in previous years, lending support to mortgage spreads. Mortgage-derivative securities have performed well in 1995 and inverse floaters have outperformed the market in response to declining interest rates. (Like most other fixed-income securities the value of inverse floating rate securities, or inverse floaters, will decrease as interest rates increase and rise as rates go down. Inverse floaters exhibit greater price volatility than do the majority of mortgage-backed securities and some are extremely sensitive to changes in mortgage prepayment rates.) The flat yield curve has reduced the economic incentive to refinance out of 30-year mortgages and into adjustable- rate mortgages (ARMs) or balloons. If interest rates continue to decline and the yield curve steepens, prepayment rates could increase. The portfolio managers seek to minimize the negative impact that mortgage prepayments can have on the Fund's performance by investing in securities with call protection.

Mexico

   To reduce the Fund's exposure to increased levels of volatility and risk, all peso-denominated securities were sold in December 1994 and early January 1995, and reinvested in U.S.-dollar-linked Tesobonos. The average Tesobono yield at the time of purchase was 14 percent. At the end of 1994, there were $29 billion in Tesobonos outstanding, in sharp contrast to the $2 billion currently outstanding. By February 1996 all remaining Tesobonos will have matured. At this time, the Mexican government has not announced the issuance of additional Tesobonos.

Canada

   The Fund has allocated up to 5 percent of its total net assets to the Canadian market on a number of occasions over the last 12 months. In mid-October, uncertainty regarding the Quebec referendum led the investment adviser to liquidate these holdings. In general, the portfolio managers purchase Canadian securities when currency-hedge costs decline and yield spreads widen. Similarly, when hedge costs increase or yield spreads narrow, Canadian issues are sold. The adviser continually monitors this sector for attractive investment opportunities relative to those in the Unites States and Mexico.

LOOKING AHEAD

   There has been significant improvement in the U.S. fixed-income market since last year. Even though yields are down, real rates of interest (taking the effect of inflation into account) are still historically high. Despite these levels, declining interest rates throughout North America have reduced the income generated by the Fund, which led us to adjust the monthly dividend from $0.056 to $0.046 per share, as outlined in a special letter to shareholders dated September 29, 1995. However, the adviser's outlook for the U.S. fixed-income market is favorable through the end of 1995 and into the beginning of 1996. Mexico has made some progress toward economic stabilization but still faces a number of challenges such as the development of sound policies to lower inflation, stimulate the economy and transform the political system. At this juncture, currency and interest rate volatility are likely to continue to play a major role as Mexico confronts these and other challenges. The investment adviser will strictly evaluate these factors when weighing any decisions to invest in peso-denominated securities. The Fund's net asset value will continue to fluctuate as the prices of the securities held in the portfolio respond to changes in market conditions and interest rates.

   We appreciate your ongoing support of TCW/DW North American Government Income Trust and look forward to continuing to serve your investment needs.

                                          Very truly yours,

                                          /s/ Charles A. Fiumefreddo
                                          Charles A. Fiumefreddo
                                          Chairman of the Board

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
Portfolio of Investments October 31, 1995
-----------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT (IN                                                       COUPON
 THOUSANDS)                                                        RATE      MATURITY DATE       VALUE
-----------                                                    ---------- ----------------- --------------
            COLLATERALIZED MORTGAGE OBLIGATIONS (48.6%)
            U.S. GOVERNMENT AGENCIES (45.4%)
  $17,179   Federal Home Loan Mortgage Corp. 1067 I  ..........    8.00  %     04/15/21       $ 17,449,129
       40   Federal Home Loan Mortgage Corp. 1370 K
             (PAC I/O) ........................................ 1089.16+       09/15/22          1,046,553
   10,966   Federal Home Loan Mortgage Corp. 1504 A (PAC)  ....    7.00        07/15/22         10,927,357
   13,897   Federal Home Loan Mortgage Corp. 1560 A (PAC)  ....    6.50        02/15/23         13,350,404
   13,420   Federal Home Loan Mortgage Corp. 1606 LB  .........    6.27+       05/15/08         10,913,010
   28,102   Federal Home Loan Mortgage Corp. 1610 A  ..........    6.50        11/15/23         27,309,106
   17,746   Federal Home Loan Mortgage Corp. G 93 P  ..........    6.50        08/25/20         17,557,570
   38,090   Federal Home Loan Mortgage Corp. G 21 M  ..........    6.50        10/25/23         36,463,149
    2,257   Federal Home Loan Mortgage Corp. 1508 Q1  .........    6.75+       05/15/23          1,549,266
   20,338   Federal National Mortgage Assoc. 1993-121 A  ......    7.00        10/25/22         20,229,872
   18,304   Federal National Mortgage Assoc. 1993-138 MA (PAC)     7.00        05/25/23         18,207,194
   54,098   Federal National Mortgage Assoc. 1993-139 M (PAC)      6.50        08/25/23         51,706,432
   10,394   Federal National Mortgage Assoc. 1993-163 A  ......    7.00        03/25/23         10,338,194
    9,181   Federal National Mortgage Assoc. 1993-163 SB  .....   10.00+       04/25/23          8,056,094
    9,017   Federal National Mortgage Assoc. 1993-165 SE  .....    6.84+       09/25/23          6,139,055
   15,544   Federal National Mortgage Assoc. 1993-166 M (PAC)      7.00        06/25/23         15,459,813
   22,036   Federal National Mortgage Assoc. 1993-167 M (PAC)      6.00        09/25/23         20,138,602
   17,857   Federal National Mortgage Assoc. 1993-179 SJ  .....    6.84+       10/25/23         12,417,853
                                                                                            --------------
                                                                                               299,258,653
                                                                                            --------------
            PRIVATE ISSUES (3.2%)
    2,075   Citicorp Mortgage Securities, Inc. 1991-1 A  ......    8.50        03/25/06          2,029,530
   12,232   CountryWide Funding Corp. 1993-7 AS3 (TAC)  .......   14.33+       11/25/23         10,527,051
    3,901   General Electric Capital Mortgage Services, Inc.
             1992-11 M ........................................    8.00        09/25/22          3,984,265
    4,376   Resolution Trust Corp. 1991-6 C1 ..................    9.00        09/25/28          4,342,601
                                                                                            --------------
                                                                                                20,883,447
                                                                                            --------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (IDENTIFIED COST $344,756,544) ................................................   320,142,100
                                                                                            --------------
            U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
             (27.1%)
   16,955   Federal Home Loan Mortgage Corp. ARM ..............    6.96++      03/01/25         17,368,629
   16,653   Federal Home Loan Mortgage Corp. ARM ..............    7.87++      08/01/23         17,082,428
   26,804   Federal Home Loan Mortgage Corp. PC GOLD  .........    6.00    11/01/00-12/01/00    26,435,087
   12,581   Federal Home Loan Mortgage Corp. PC GOLD  .........    7.00        02/01/98         12,726,250
    2,400   Federal National Mortgage Assoc. ..................    9.50        06/01/20          2,514,491
   44,506   Government National Mortgage Assoc. II ............    6.00        08/20/22         44,561,457
   12,028   Government National Mortgage Assoc. II ............    7.00    10/20/24-12/20/24    12,268,061
   31,362   Government National Mortgage Assoc. II ............    7.375   06/20/22-04/20/23    31,823,392
   13,119   Small Business Administration ARM .................    7.25++      03/25/16         13,562,709
                                                                                            --------------
            TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
             (IDENTIFIED COST $178,532,293) ................................................   178,342,504
                                                                                               -----------

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
Portfolio of Investments October 31, 1995 (continued)

 PRINCIPAL
 AMOUNT (IN                                                       COUPON
 THOUSANDS)                                                        RATE      MATURITY DATE       VALUE
-----------                                                    ---------- ----------------- --------------

            SHORT-TERM INVESTMENTS (25.6%)
            MEXICAN GOVERNMENT SECURITIES (a) (18.8%)
  $125,612  Tesobonos .........................................   7.875 %-     11/01/95-
                                                                 21.50  %      02/15/96       $123,934,183
                                                                                            --------------
            COMMERCIAL PAPER (a) (1.5%)
            FINANCIAL SERVICES
   10,000   Associate Corp. of North America ..................   5.90         11/01/95         10,000,000
                                                                                            --------------
            U.S. GOVERNMENT AGENCY (a) (2.3%)
   15,000   Federal Home Loan Mortgage Corp ...................   5.85         11/01/95         15,000,000
                                                                                            --------------
            REPURCHASE AGREEMENT (3.0%)
   19,565   The Bank of New York (dated 10/31/95; proceeds
             $19,568,176; collateralized by $5,536,172
             Government National Mortgage Assoc. 6.125% due
             10/20/22 valued at $4,540,935 and $13,745,768
             U.S. Treasury Bond 7.875% due 02/15/21 valued at
             $16,366,242) .....................................   5.8125       11/01/95         19,565,017
                                                                                            --------------
            TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $167,482,420) ................................................   168,499,200
                                                                                            --------------
            TOTAL INVESTMENTS
             (IDENTIFIED COST $690,771,257) (B) ..........................      101.3%         666,983,804
            LIABILITIES IN EXCESS OF OTHER ASSETS ........................       (1.3)          (8,676,466)
                                                                                ------      --------------
            NET ASSETS ...................................................      100.0%        $658,307,338
                                                                                ======       ==============

------------

   ARM  Adjustable rate mortgage.

   I/O  Interest-only securities.

   PC   Participation Certificate.

   PAC  Planned Amortization Class.

   TAC  Targeted Amortization Class.

   + Inverse floater: coupon rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate. Rate shown is the rate in effect at October 31, 1995.

   ++ Floating rate security. Rate shown is the rate in effect at October 31, 1995.

   (a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

   (b) The aggregate cost of investments for federal income tax purposes is $690,771,257; the aggregate gross unrealized appreciation is $4,346,969 and the aggregate gross unrealized depreciation is $28,134,422, resulting in net unrealized depreciation of $23,787,453.

                      See Notes to Financial Statements

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
Financial Statements
-----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
-----------------------------------------------------------------------------

 ASSETS:
Investments in securities, at value
 (identified cost $690,771,257) ............   $ 666,983,804
Receivable for:
 Interest ..................................       3,090,426
 Principal paydowns ........................       1,033,683
 Shares of beneficial interest sold  .......         897,606
 Compensated foreign currency contracts  ...         105,587
Deferred organizational expenses ...........          70,208
Prepaid expenses and other assets ..........         239,599
                                             ---------------
  TOTAL ASSETS .............................     672,420,913
                                             ---------------
LIABILITIES:
Payable for:
 Investments purchased .....................       9,840,206
 Shares of beneficial interest repurchased         2,821,430
 Plan of distribution fee ..................         445,499
 Dividends to shareholders .................         391,745
 Management fee ............................         231,660
 Investment advisory fee ...................         154,440
Accrued expenses and other payables  .......         228,595
Contingencies (Note 10) ....................
                                             ---------------
  TOTAL LIABILITIES ........................      14,113,575
                                             ---------------
NET ASSETS:
Paid-in-capital ............................     896,132,002
Net unrealized depreciation ................     (23,787,453)
Distributions in excess of net investment
 income ....................................        (391,745)
Accumulated net realized loss ..............    (213,645,466)
                                             ---------------
  NET ASSETS ...............................   $ 658,307,338
                                             ===============
NET ASSET VALUE PER SHARE, 79,073,584
 shares outstanding (unlimited shares
 authorized of $.01 par value) .............           $8.33
                                             ===============

STATEMENT OF OPERATIONS
For the year ended October 31, 1995
-----------------------------------------------------------------------------

 NET INVESTMENT INCOME:

 INTEREST INCOME .......................   $  80,194,529
                                         ---------------
 EXPENSES
  Plan of distribution fee .............       5,756,266
  Management fee .......................       3,166,169
  Investment advisory fee ..............       2,110,779
  Transfer agent fees and expenses  ....         814,060
  Registration fees ....................         383,800
  Professional fees ....................         265,314
  Custodian fees .......................         142,609
  Shareholder reports and notices  .....          96,547
  Organizational expenses ..............          39,978
  Trustees' fees and expenses ..........          34,080
  Other ................................         125,731
                                         ---------------
   TOTAL EXPENSES ......................      12,935,333
                                         ---------------
   NET INVESTMENT INCOME ...............      67,259,196
                                         ---------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
 Net realized loss on:
  Investments ..........................    (244,050,043)
  Foreign exchange transactions  .......     (12,373,176)
                                         ---------------
   TOTAL LOSS ..........................    (256,423,219)
 Net change in unrealized depreciation       162,024,285
                                         ---------------
   NET LOSS ............................     (94,398,934)
                                         ---------------
   NET DECREASE ........................   $ (27,139,738)
                                         ===============

                      See Notes to Financial Statements

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
Financial Statements (continued)
-----------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                                                 FOR THE YEAR      FOR THE YEAR
                                                                                ENDED OCTOBER     ENDED OCTOBER
                                                                                   31, 1995          31, 1994
                                                                              ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
  Net investment income .....................................................   $   67,259,196   $   159,532,551
  Net realized loss .........................................................     (256,423,219)     (106,304,030)
  Net change in unrealized depreciation .....................................      162,024,285      (182,144,828)
                                                                              ----------------  ----------------
   Net Decrease .............................................................      (27,139,738)     (128,916,307)
                                                                              ----------------  ----------------
 Dividends and distributions from:
  Net investment income .....................................................         --            (111,457,152)
  Net realized gain .........................................................         --              (6,378,851)
  Paid-in-capital ...........................................................      (64,021,457)      (56,645,215)
                                                                              ----------------  ----------------
   Total ....................................................................      (64,021,457)     (174,481,218)
 Net decrease from transactions in shares of beneficial interest  ...........     (610,142,782)   (1,323,313,917)
                                                                              ----------------  ----------------
   Total Decrease ...........................................................     (701,303,977)   (1,626,711,442)
NET ASSETS:
 Beginning of period ........................................................    1,359,611,315     2,986,322,757
                                                                              ----------------  ----------------
 END OF PERIOD (including distributions in excess of net investment income
 of $391,745 and $1,308,948, respectively) ..................................   $  658,307,338   $ 1,359,611,315
                                                                              ================  ================

                      See Notes to Financial Statements

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
Notes to Financial Statements October 31, 1995
-----------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES --TCW/DW North American Government Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund was organized as a Massachusetts business trust on February 19, 1992 and commenced operations on July 31, 1992.

   The following is a summary of significant accounting policies:

     A. Valuation of Investments -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

     B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

     C. Foreign Currency Translation -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

     D. Forward Foreign Currency Contracts -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currencies gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

     E. Dollar Rolls -- The Fund may enter into dollar rolls in which the Fund sells securities for delivery and simultaneously contracts to repurchase substantially similar securities at the current sales price on a specified future date. The difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") is amortized over the life of the dollar roll.

     F. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
Notes to Financial Statements October 31, 1995 (continued)
-----------------------------------------------------------------------------

     G. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

     H. Organizational Expenses -- Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organization expenses which have been reimbursed by the Fund in the amount of $200,000. Such expenses have been deferred and are being amortized by the Fund on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT -- Pursuant to a Management Agreement, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.39% to the average daily net assets of the Fund not exceeding $3 billion and 0.36% to the average daily net assets exceeding $3 billion.

   Under the terms of the Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT -- Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Fund pays an advisory fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.26% to the average daily net assets of the Fund not exceeding $3 billion and 0.24% to the average daily net assets exceeding $3 billion.

   Under the terms of the Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION -- Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

   Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
Notes to Financial Statements October 31, 1995 (continued)
-----------------------------------------------------------------------------

following activities and services may be provided by the Distributor under the Plan: (1) compensation to, and expenses of, account executives of Dean Witter Reynolds Inc., an affiliate of the Manager and Distributor, and other employees or selected broker-dealers; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

   The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.75% of the Fund's average daily net assets during the month. Expenses incurred pursuant to the Plan in any fiscal year in excess of 0.75% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended October 31, 1995, the distribution fee was accrued at the annual rate of 0.71%.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES -- The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended October 31, 1995 were as follows:

                                                    SALES/
                                    PURCHASES     PREPAYMENTS
                                 -------------  -------------
Foreign Government Obligations    $ 35,751,847   $ 35,518,136
U.S. Government Agencies  ......   222,522,764    505,722,139
Private Issue CMOs .............       --         115,156,036

   Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At October 31, 1995, the Fund had transfer agent fees and expenses payable of approximately $116,000.

6. SHARES OF BENEFICIAL INTEREST -- Transactions in shares of beneficial interest were as follows:

                                      FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                       OCTOBER 31, 1995                 OCTOBER 31, 1994
                               ------------------------------  ---------------------------------
                                    SHARES          AMOUNT          SHARES           AMOUNT
                               --------------  --------------  ---------------  ----------------
Sold .........................    11,625,629    $  96,045,510     156,152,730    $ 1,548,418,896
Reinvestment of dividends and
 distributions ...............     5,930,740       48,356,244      14,740,453        141,335,062
                               --------------  --------------  ---------------  ----------------
                                  17,556,369      144,401,754     170,893,183      1,689,753,958
Repurchased ..................   (91,392,898)    (754,544,536)   (313,455,527)    (3,013,067,875)
                               --------------  --------------  ---------------  ----------------
Net decrease .................   (73,836,529)   $(610,142,782)   (142,562,344)   $(1,323,313,917)
                               ==============  ==============  ===============  ================

7. FEDERAL INCOME TAX STATUS -- At October 31, 1995, the Fund had a net capital loss carryover of approximately $213,645,000 of which $53,085,000 will be available through October 31, 2002 and $160,560,000 will be available through October 31, 2003 to offset future capital gains to the extent provided by regulations.

   As of October 31, 1995, the Fund had temporary book/tax differences primarily attributable to dividend payable and permanent book/tax differences primarily attributable to a net operating loss and foreign

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
Notes to Financial Statements October 31, 1995 (continued)
-----------------------------------------------------------------------------

currency losses. To reflect reclassifications arising from permanent book/tax differences for the year ended October 31, 1995, distributions in excess of net investment income was charged $66,341,993, paid-in-capital was charged $29,554,165 and accumulated net realized loss was credited $95,896,158.

8. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS --Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

   Reverse repurchase agreements are collateralized by Fund securities with a market value in excess of the Fund's obligation under the contract.

9. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS -- The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

   Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

10. LITIGATION -- Several purported class action lawsuits have been consolidated in the United States District Court, in New York, against the Fund, some of its Trustees and officers, its underwriter and distributor, the Adviser, the Manager, and other defendants, by certain shareholders of the Fund. The consolidated amended complaint asserts claims under the Securities Act of 1933 and generally alleges that the defendants made inadequate and misleading disclosures in the prospectuses for the Fund, in particular as such disclosures relate to the nature and risks of the Fund's investments in mortgage-backed securities and Mexican securities. The plaintiffs also challenge certain fees paid by the Fund as excessive. Damages are sought in an unspecified amount. All defendants have moved to dismiss the consolidated amended complaint.

   The ultimate outcome of this matter is not presently determinable, and no provision has been made in the Fund's financial statements for the effect, if any, of such matter.

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
Financial Highlights
-----------------------------------------------------------------------------

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                          FOR THE PERIOD
                                         FOR THE YEAR ENDED OCTOBER 31,   JULY 31, 1992*
                                         ------------------------------        THROUGH
                                           1995      1994       1993      October 31, 1992
                                         --------  ---------  --------  ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..   $ 8.89    $10.11     $ 9.96        $10.00
                                         --------  ---------  --------  ----------------
Net investment income ..................     0.69      0.68       0.77          0.18
Net realized and unrealized gain (loss)     (0.59)    (1.18)      0.14         (0.05)
                                         --------  ---------  --------  ----------------
Total from investment operations  ......     0.10     (0.50)      0.91          0.13
                                         --------  ---------  --------  ----------------
Less dividends and distributions from:
 Net investment income .................     --       (0.47)     (0.76)        (0.17)
 Net capital gain ......................     --       (0.02)      --            --
 Paid-in-capital .......................    (0.66)    (0.23)      --            --
                                         --------  ---------  --------  ----------------
Total dividends and distributions  .....    (0.66)    (0.72)     (0.76)        (0.17)
                                         --------  ---------  --------  ----------------
Net asset value, end of period .........   $ 8.33    $ 8.89     $10.11        $ 9.96
                                         ========  =========  ========  ================
TOTAL INVESTMENT RETURN + ..............     1.61%    (5.06)%     9.35%         1.28%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................     1.59%     1.52%      1.54%         1.80%(2)
Net investment income ..................     8.28%     6.85%      7.78%         8.36%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in millions       $658    $1,360     $2,986          $762
Portfolio turnover rate ................       44%       27%        77%            2%(1)

------------

    *  Commencement of operations.

    +  Does not reflect the deduction of sales charge.

   (1) Not annualized.

   (2) Annualized.

                      See Notes to Financial Statements

TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST
Report of Independent Accountants
-----------------------------------------------------------------------------

To the Shareholders and Trustees of TCW/DW North American Government Income
Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW North American Government Income Trust (the "Fund") at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period July 31, 1992 (commencement of operations) through October 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As discussed in Note 10 to the financial statements, the Fund is one of several defendants in litigation. The ultimate outcome of the litigation cannot be determined at present. No provision for any liability that may result upon resolution of the matter has been made in the accompanying financial statements.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 14, 1995

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President
Sheldon Curtis
Vice President, Secretary and
General Counsel

Philip A. Barach
Vice President

James M. Goldberg
Vice President

Jeffrey E. Gundlach
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.

This report is submitted for the general information of shareholders of the Trust. For more detailed information about the Trust, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Trust.

This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus.



TCW/DW

                       NORTH AMERICAN
                       GOVERNMENT
                       INCOME TRUST




                       ANNUAL REPORT
                       OCTOBER 31, 1995